                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): September 19, 2002



                         EDUCATION LOANS INCORPORATED
            (Exact name of registrant as specified in its charter)


             Delaware                    333-68072             91-1819974
   (State or other jurisdiction         (Commission           (IRS employer
          of incorporation)             file number)       identification No.)


              105 First Avenue Southwest, Aberdeen, South Dakota
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (605) 622-4400


                                Not Applicable
         (Former name or former address, if changed since last report)


Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

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Item 5.  Other Events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

          Exhibit No.
          -----------

              1.1 Underwriting Agreement among Education Loans Incorporated, Student Loan Finance Corporation, GOAL Funding, Inc. and Salomon Smith Barney Inc., dated September 19, 2002

              4.2 Fourth Supplemental Indenture of Trust between Education Loans Incorporated and U.S. Bank National Association, as Trustee, dated as of September 1, 2002

              4.3 Auction Agent Agreement by and among Education Loans Incorporated, as Issuer, U.S. Bank National Association, as Trustee, and Bankers Trust Company, as Auction Agent, dated September 1, 2002 relating to $189,900,000 Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2002-1A and B and Subordinate Series 2002-1C

              4.4 Broker-Dealer Agreement between Bankers Trust Company, as Auction Agent and Salomon Smith Barney Inc., as Broker-Dealer, dated as of September 1, 2002, relating to Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2002-1A and B and Subordinate Series 2002-1C

              10.3 Transfer Agreement from Goal Funding, Inc. and U.S. Bank National Association, as Trustee to U.S. Bank National Association, as Trustee and Education Loans Incorporated, dated as of September 1, 2002

              10.4 Agreement to Guarantee Consolidation Loans and Certificate of Comprehensive Guarantee Coverage between United Student Aid Funds, Inc. and First National Bank as ELT for Education Loans, Inc. dated February 22, 2002

              10.5 Agreement between the California Student Aid Commission and US Bank, N.A., dated August 29, 2001

              10.6 Agreement to Guarantee Loans between United Student Aid Funds, Inc. and First National Bank as ELT for Education Loans, Inc. dated February 22, 2002

              10.7 Blanket Certificate of Loan Guaranty between Student Loan Finance Corporation & Subsidiaries and Northwest Education Loan Association, dated March 11, 2002

              10.8 Certificate of Comprehensive Insurance between Education Assistance Corporation and U.S. Bank National Association as Trustee for Education Loans Incorporated, dated September 27, 2001

              10.9 Agreement for Payment on Guarantee of Student Loans with Federal Reinsurance between Student Loan Finance Corporation & Subsidiaries and Educational Credit Management Corporation, dated February 14, 2002, and related documents

              10.10 Federal Consolidation Loan Program Lender Participation Agreement between the Missouri Coordinating Board for Higher Education and Student Loan Finance Corporation and Subsidiaries, dated July 16, 2002 and related documents

              10.11 Certificate of Comprehensive Insurance for Consolidation Loans between Student Loan Finance Corporation and Great Lakes Higher Education Guaranty Corporation, dated June 1, 2002

              10.12 Lender Participation Agreement for Consolidation Loans between Student Loan Finance Corporation & Subsidiaries and Northwest Education Loan Association, dated January 30, 2002

              10.13 Agreement to Endorse Loans between Oregon Student Assistance Commission and Student Loan Finance Corporation & Subsidiaries, dated April 4, 2002 and related documents

              10.14 Guarantee Agreement between Massachusetts Higher Education Assistance Corporation and Student Loan Finance Corporation & Subsidiaries, dated June 9, 2002

              10.15 Agreement to Guarantee Loans between Student Loan Guarantee Foundation of Arkansas, Inc. and Student Loan Finance Corporation & Subsidiaries, dated January 30, 2002

              10.16 Lender Program Participation Agreement between State of Colorado and Student Loan Finance Corporation & Subsidiaries, dated February 26, 2002

              10.17 Lender Participation Agreement and Contract of Insurance between Kentucky Higher Education Assistance Authority and Student Loan Finance Corporation & Subsidiaries, dated July 5, 2001

              10.18 Agreement to Guarantee Loans between Finance Authority of Maine and Student Loan Finance Corporation & Subsidiaries, dated February 20, 2002 and related documents

              10.19 Agreement to Guarantee Loans between Michigan Higher Education Assistance Authority, Michigan Guaranty Agency and U.S. Bank, N.A. as Trustee for Education Loans, Inc., dated January 30, 2002 and related documents

              10.20 Agreement to Guarantee Federal Family Education Loans between the Board of Regent of Higher Education and Student Loan Finance Corporation & Subsidiaries, dated January 30, 2002 and related documents.

              10.21 Lender Agreement for Guarantee of Student Loans with Federal Reinsurance between Student Loan Finance Corporation & Subsidiaries and Nebraska Student Loan Program, Inc., dated January 30, 2002 and related documents

              10.22 Lender Agreement for Guarantee of Federal Consolidation Loans with Federal Reinsurance between Student Loan Finance Corporation & Subsidiaries and Nebraska Student Loan Program, Inc., dated January 30, 2002 and related Certificate of Guarantee with Respect to Federal Consolidation Loans

              10.23 Loan Guarantee Agreement between New York Higher Education Services Corporation and Student Loan Finance Corporation & Subsidiaries, dated January 30, 2002 and related documents

              10.24 Guaranty Loan Agreement between New Jersey Higher Education Student Assistance Authority and Student Loan Finance Corporation & Subsidiaries, dated January 30, 2002 and related Authority Certification of Comprehensive Insurance

              10.25 Agreement to Guarantee Loans between Oklahoma State Regents for Higher Education and Student Loan Finance Corporation & Subsidiaries, dated January 30, 2002 and related documents

              10.26 Participation Agreement between Louisiana Student Financial Assistance Commission and Student Loan Finance Corporation & Subsidiaries, dated January 30, 2002 and related documents

              10.27 Participation Agreement between Florida Department of Education and Student Loan Finance Corporation & Subsidiaries, dated April 16, 2002 and related documents


                                       -2-

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 EDUCATION LOANS INCORPORATED


Dated: October 7, 2002           By: /s/ A. Norgrin Sanderson
                                     -------------------------------
                                         A. Norgrin Sanderson
                                         President and Treasurer

                                 EXHIBIT INDEX


          Exhibit No.
          -----------

              1.1 Underwriting Agreement among Education Loans Incorporated, Student Loan Finance Corporation, GOAL Funding, Inc. and Salomon Smith Barney Inc., dated September 19, 2002

              4.2 Fourth Supplemental Indenture of Trust between Education Loans Incorporated and U.S. Bank National Association, as Trustee, dated as of September 1, 2002

              4.3 Auction Agent Agreement by and among Education Loans Incorporated, as Issuer, U.S. Bank National Association, as Trustee, and Bankers Trust Company, as Auction Agent, dated September 1, 2002 relating to $189,900,000 Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2002-1A and B and Subordinate Series 2002-1C

              4.4 Broker-Dealer Agreement between Bankers Trust Company, as Auction Agent and Salomon Smith Barney Inc., as Broker-Dealer, dated as of September 1, 2002, relating to Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2002-1A and B and Subordinate Series 2002-1C

              10.3 Transfer Agreement from Goal Funding, Inc. and U.S. Bank National Association, as Trustee to U.S. Bank National Association, as Trustee and Education Loans Incorporated, dated as of September 1, 2002

              10.4 Agreement to Guarantee Consolidation Loans and Certificate of Comprehensive Guarantee Coverage between United Student Aid Funds, Inc. and First National Bank as ELT for Education Loans, Inc. dated February 22, 2002

              10.5 Agreement between the California Student Aid Commission and US Bank, N.A., dated August 29, 2001

              10.6 Agreement to Guarantee Loans between United Student Aid Funds, Inc. and First National Bank as ELT for Education Loans, Inc. dated February 22, 2002

              10.7 Blanket Certificate of Loan Guaranty between Student Loan Finance Corporation & Subsidiaries and Northwest Education Loan Association, dated March 11, 2002

              10.8 Certificate of Comprehensive Insurance between Education Assistance Corporation and U.S. Bank National Association as Trustee for Education Loans Incorporated, dated September 27, 2001

              10.9 Agreement for Payment on Guarantee of Student Loans with Federal Reinsurance between Student Loan Finance Corporation & Subsidiaries and Educational Credit Management Corporation, dated February 14, 2002, and related documents

              10.10 Federal Consolidation Loan Program Lender Participation Agreement between the Missouri Coordinating Board for Higher Education and Student Loan Finance Corporation and Subsidiaries, dated July 16, 2002 and related documents

              10.11 Certificate of Comprehensive Insurance for Consolidation Loans between Student Loan Finance Corporation and Great Lakes Higher Education Guaranty Corporation, dated June 1, 2002

              10.12 Lender Participation Agreement for Consolidation Loans between Student Loan Finance Corporation & Subsidiaries and Northwest Education Loan Association, dated January 30, 2002

              10.13 Agreement to Endorse Loans between Oregon Student Assistance Commission and Student Loan Finance Corporation & Subsidiaries, dated April 4, 2002 and related documents

              10.14 Guarantee Agreement between Massachusetts Higher Education Assistance Corporation and Student Loan Finance Corporation & Subsidiaries, dated June 9, 2002

              10.15 Agreement to Guarantee Loans between Student Loan Guarantee Foundation of Arkansas, Inc. and Student Loan Finance Corporation & Subsidiaries, dated January 30, 2002

              10.16 Lender Program Participation Agreement between State of Colorado and Student Loan Finance Corporation & Subsidiaries, dated February 26, 2002

              10.17 Lender Participation Agreement and Contract of Insurance between Kentucky Higher Education Assistance Authority and Student Loan Finance Corporation & Subsidiaries, dated July 5, 2001

              10.18 Agreement to Guarantee Loans between Finance Authority of Maine and Student Loan Finance Corporation & Subsidiaries, dated February 20, 2002 and related documents

              10.19 Agreement to Guarantee Loans between Michigan Higher Education Assistance Authority, Michigan Guaranty Agency and U.S. Bank, N.A. as Trustee for Education Loans, Inc., dated January 30, 2002 and related documents

              10.20 Agreement to Guarantee Federal Family Education Loans between the Board of Regent of Higher Education and Student Loan Finance Corporation & Subsidiaries, dated January 30, 2002 and related documents.

              10.21 Lender Agreement for Guarantee of Student Loans with Federal Reinsurance between Student Loan Finance Corporation & Subsidiaries and Nebraska Student Loan Program, Inc., dated January 30, 2002 and related documents

              10.22 Lender Agreement for Guarantee of Federal Consolidation Loans with Federal Reinsurance between Student Loan Finance Corporation & Subsidiaries and Nebraska Student Loan Program, Inc., dated January 30, 2002 and related Certificate of Guarantee with Respect to Federal Consolidation Loans

              10.23 Loan Guarantee Agreement between New York Higher Education Services Corporation and Student Loan Finance Corporation & Subsidiaries, dated January 30, 2002 and related documents

              10.24 Guaranty Loan Agreement between New Jersey Higher Education Student Assistance Authority and Student Loan Finance Corporation & Subsidiaries, dated January 30, 2002 and related Authority Certification of Comprehensive Insurance

              10.25 Agreement to Guarantee Loans between Oklahoma State Regents for Higher Education and Student Loan Finance Corporation & Subsidiaries, dated January 30, 2002 and related documents

              10.26 Participation Agreement between Louisiana Student Financial Assistance Commission and Student Loan Finance Corporation & Subsidiaries, dated January 30, 2002 and related documents

              10.27 Participation Agreement between Florida Department of Education and Student Loan Finance Corporation & Subsidiaries, dated April 16, 2002 and related documents